            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 1995
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION

                    INFORMATION REQUIRED IN PROXY STATEMENTS

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     CS FIRST BOSTON INVESTMENT FUNDS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                     CS FIRST BOSTON INVESTMENT FUNDS, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

To our Stockholders:

     Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of the Institutional Government Fund (the "Fund") of CS First Boston Investment Funds, Inc. (the "Company") will be held on Tuesday, June 13, 1995, at 2:00 P.M., New York City time, at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, for the following purposes:

          1. To elect Directors for the ensuing year.

          2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year 1995.

          3. To approve a new Investment Advisory Agreement for the Fund between the Company and BEA Associates containing substantially the same terms, conditions and fees as the Fund's previous investment advisory agreement with CS First Boston Investment Management Corporation.

          4. To approve an amendment to the Articles of Incorporation of the Company to change its name to "BEA Investment Funds, Inc."

          5. To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

                                          HAL LIEBES
                                          Secretary

Dated: June 1, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                     CS FIRST BOSTON INVESTMENT FUNDS, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors (the "Directors") of CS First Boston Investment Funds, Inc. (the "Company") in connection with the solicitation by it of proxies for use at a Special Meeting of Stockholders (the "Meeting") of the Institutional Government Fund (the "Fund") to be held on Tuesday, June 13, 1995 at 2:00 P.M., New York City time, at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, the principal executive office of BEA Associates ("BEA" or the "New Adviser"). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the proxy is signed, shares will be voted FOR the election of each nominee for director and FOR the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.

     The close of business on May 30, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 4,856,980 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about June 1, 1995. The Company will furnish, without charge, a copy of its Annual Report for the fiscal year which ended December 31, 1994, upon written or oral request to the Company c/o BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, telephone (800) 852-4750.

     The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Properly executed proxies that are marked "ABSTAIN" and broker non-votes will be treated as present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournments.

     The election of Directors requires for approval the affirmative vote of a plurality of the shares represented at the meeting (Proposal No. 1). The affirmative vote of the holders of a simple majority of the shares represented at the meeting is required for the ratification of the selection of Price Waterhouse LLP ("Price Waterhouse") as independent accountants for the Fund (Proposal No. 2). The approval of the new Investment Advisory Agreement with BEA (Proposal No. 3) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. The affirmative vote of a majority of the outstanding shares of the Company is required for passage of the change of the Company's name (Proposal No. 4). The only class of outstanding shares of the Company are shares in the Fund.

     The expense of solicitation will be borne by the Company and by CS First Boston Investment Management Corporation ("CSFBIM") and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Company, telephonic, telegraphic or oral communications by employees of CSFBIM or BEA.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, four Directors will be elected to hold office until the next annual meeting following their election and until their respective successors are elected and qualify. It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Desmond G. FitzGerald, Bruce N. Lehmann, Robert G. Stone, Jr. and Richard H. Francis. All of the nominees except for Richard H. Francis are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

     The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend.

                                     INFORMATION REGARDING NOMINEES AND OFFICERS

                                                     DIRECTORS

       NAME AND ADDRESS          AGE     PRINCIPAL OCCUPATION AND OTHER INFORMATION        POSITION WITH COMPANY
- ------------------------------   ---    --------------------------------------------   -----------------------------
Desmond G. FitzGerald.........   51     Chairman of the Board of North American             Director since 1988
25 Carrington Drive                     Properties Group (including various
Greenwich, CT 06831                     predecessor and affiliated entities) since
                                        1987 and Chairman of the Board of U.S.
                                        Guaranteed Finance Corporation since 1994.
                                        Director of Hilliard Farber & Co., Inc. and
                                        Putnam Trust Company. Formerly Director of
                                        Langdon P. Cook & Co., Inc. from 1974 to
                                        1986, and Discount Corporation of New York.
                                        Trustee of the Childrens' Aid Society.
Bruce N. Lehmann..............   39     Professor of Economics and Finance, Graduate        Director since 1988
8419 Prestwick Drive                    School of International Relations and
La Jolla, CA 92037                      Pacific Studies, University of California at
                                        San Diego since 1992. Associate Professor of
                                        Economics and Finance, Graduate School of
                                        Business, Columbia University from 1986 to
                                        1991 and Assistant Professor of Economics
                                        and Finance, Graduate School of Business and
                                        Department of Economics, Columbia University
                                        from 1983 to 1986. Faculty Research
                                        Associate of the National Bureau of Economic
                                        Research since 1989 and Faculty Research
                                        Fellow from 1983 to 1989. Associate Editor,
                                        The Review of Financial Studies since 1991.
                                        Associate Editor, Review of Financial and
                                        Quantitative Analysis since 1992. Member,
                                        Investment Committee, UC San Diego
                                        Foundation since 1992.

Robert G. Stone, Jr...........   72     Chairman of the Board and Director of Kirby         Director since 1988
405 Lexington Avenue                    Corporation (formerly Kirby Exploration
New York, NY 10174                      Company) since 1971. Director of BHP
                                        Petroleum, The Chubb Corporation, Core
                                        Industries, Inc., Corning Incorporated, The
                                        Japan Fund, Inc., The Pittston Company,
                                        Russell Reynolds Associates, Inc., various
                                        funds managed by Scudder, Stevens & Clark,
                                        Inc., Tandem Computers Incorporated, Novacor
                                        Inc. and Tejas Gas Corporation.

Richard H. Francis............   62     Currently retired; Executive Vice President        Director-nominee and
c/o BEA Associates                      and Chief Financial Officer of Pan Am          President and Chief Executive
153 E. 53rd Street                      Corporation and Pan America World Airways,      Officer since April 1995***
New York, NY 10022                      Inc. (1988 through 1991).

                                            CURRENT OFFICERS OF THE COMPANY

       NAME AND ADDRESS          AGE     PRINCIPAL OCCUPATION AND OTHER INFORMATION        POSITION WITH COMPANY
- ------------------------------   ---    --------------------------------------------   -----------------------------
Mark Silverstein..............   32     Vice President of BEA Associates from 1991      Vice President since April
153 East 53rd Street                    through present. Prior to joining BEA, he                 1995***
New York, NY 10022                      worked in Fixed Income Research at CS First
                                        Boston from 1985 to 1991.
Harvey M. Rosen...............   38     Senior Vice President and Director of Fund        Treasurer since 1993***
73 Tremont St.                          Accounting and Fund Administration of Mutual
Boston, MA 02108                        Funds Service Company. Previously, Fund
                                        Accounting Department Manager, Fidelity
                                        Investments, from April 1987 to April 1988,
                                        and Assistant Vice President -- Fund
                                        Accounting Group Manager, The Boston Company
                                        Advisors, Inc. prior to April 1987.

Paul P. Stamler**.............   34     Vice President of BEA Associates (since June     Assistant Treasurer since
153 East 53rd Street                    1993). From April 1992 to May 1993, Mr.                April 1995***
New York, NY 10022                      Stamler was self-employed as a certified
                                        public accountant. From June 1988 to March
                                        1992, Mr. Stamler was a Vice President at
                                        Bear, Stearns & Co. Inc. Mr. Stamler is
                                        currently also the Senior Vice President of
                                        The Latin America Equity Fund, Inc., The
                                        Latin America Investment Fund, Inc., The
                                        Portugal Fund, Inc., The Indonesia Fund,
                                        Inc., The Chile Fund, Inc., The Brazilian
                                        Equity Fund, Inc., The Emerging Markets
                                        Infrastructure Fund, Inc., and The Emerging
                                        Markets Telecommunications Fund, Inc.

John M. Corcoran..............   30     Assistant Vice President, Manager of             Assistant Treasurer since
73 Tremont Street                       Administration of Mutual Funds Service                     1994
Boston, MA 02108                        Company since October 1993. Prior to that,
                                        was Audit Manager at Ernst & Young from
                                        August 1987 to September 1993.

Michael A. Pignataro**........   35     Assistant Vice President and Chief             Assistant Vice President and
153 East 53rd Street                    Administrative Officer for Investment            Assistant Secretary since
New York, NY 10022                      Companies of BEA (December 1990 through                April 1995***
                                        Present); Assistant Vice President and Chief
                                        Administrative Officer for Investment
                                        Companies of Basic Appraisals, Inc.
                                        (formerly BEA Associates, Inc.) (August 1984
                                        through December 1990); Chief Financial
                                        Officer and Secretary of The Portugal Fund,
                                        Inc., The Latin America Investment Fund,
                                        Inc., The Latin America Equity Fund, Inc.,
                                        The Brazilian Equity Fund, Inc., The
                                        Emerging Markets Infrastructure Fund, Inc.,
                                        The Emerging Markets Telecommunications
                                        Fund, Inc. and The Chile Fund, Inc.; Chief
                                        Financial Officer and Assistant Secretary of
                                        The Indonesia Fund, Inc.

Hal Liebes*...................   30     Chief Compliance Officer of CS First Boston       Secretary since 1994***
599 Lexington Avenue                    Investment Management Corporation and
New York, NY 10022                      Assistant Vice President of CS First Boston
                                        Corporation since 1994. Prior to that, he
                                        was a staff attorney in the Enforcement
                                        Division of the U.S. Securities and Exchange
                                        Commission from March 1991 to March 1994 and
                                        Corporate Associate at Morgan Lewis &
                                        Bockius from September 1989 to March 1991.
                                        It is anticipated that upon consummation of
                                        the Transaction, he will become Vice
                                        President -- Legal Counsel of BEA.

- ---------------
* An "interested person" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to his affiliation with CSFBIM.

** An "interested person" of the Company as defined in the 1940 Act, due to his affiliation with BEA.

*** Each officer of the Company (the "Officers") will hold such office until a successor has been elected by the Board of Directors.

     As of May 30, 1995, none of the Officers, Directors or Director-nominees of the Company beneficially owned any shares of Common Stock of the Fund.

     The Company pays annual compensation of $10,000, plus $500 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with its investment adviser (all of the director nominees are not affiliated with CSFBIM or BEA).

     The following table sets forth the aggregate compensation from the Company for the fiscal year ended December 31, 1994, for each Director who is not affiliated with the Company's investment adviser, and for such Directors as a group:

                                                                   AGGREGATE COMPENSATION
                            NAME OF DIRECTOR                            FROM COMPANY
        ---------------------------------------------------------  ----------------------
        Desmond G. FitzGerald....................................         $ 13,000
        Bruce N. Lehmann.........................................         $ 13,000
        Robert G. Stone, Jr......................................         $ 13,000
                                                                        ----------
          Total..................................................         $ 39,000
                                                                   =================

     By virtue of the responsibilities assumed by its investment adviser, the Company itself requires no employees other than its Officers, and none of its Officers devotes full time responsibilities to the affairs of the Company or receives any compensation from the Company.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the management of the Company's independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Company's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. FitzGerald, Lehmann and Stone. The Board of Directors does not have a Nominating Committee.

     During 1994, there were four meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served during the period for which he was a Director.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR
           THE ELECTION OF THE DIRECTORS NOMINATED IN PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Directors, a majority of whom are not "interested persons" of the Company (as defined in the 1940 Act), have selected and unanimously approved Price Waterhouse LLP as independent accountants for the Company for the year ending December 31, 1995. Price Waterhouse LLP have been the independent accountants of the Company since its organization. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR
                                PROPOSAL NO. 2.

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

     It is proposed that the Company enter into a new investment advisory agreement for the Fund (the "New Advisory Agreement") with BEA, a New York investment manager owned by CS Holding through its indirect subsidiary, Credit Suisse Capital Corporation ("CS Capital"), in connection with the transfer by CSFBIM of substantially all of its investment management personnel and operations to BEA. The transfer of the investment management personnel and operations is in connection with the sale of CSFBIM's assets and the transfer of certain of its liabilities to CS Capital (the "Transaction"). CSFBIM is also principally owned indirectly by CS Holding. At a meeting held on April 19, 1995, the Board of Directors, a majority of whom were not "interested persons" of the Company (as defined in the 1940 Act), unanimously approved an interim advisory agreement for the Fund between the Company and BEA (the "Interim Advisory Agreement") containing the same terms as the previous advisory agreement of the Fund between the Company and CSFBIM (the "Previous Advisory Agreement"), except for the identity of the parties, commencement dates and the payment of fees, which have been waived by BEA under the Interim Advisory Agreement. On April 19, 1995, BEA became the Fund's new investment adviser under the Interim Advisory Agreement. The Interim Advisory Agreement shall terminate, pursuant to its terms, upon approval by the stockholders of the New Advisory Agreement, which, except for the identity of the parties and commencement dates, contains the same terms as the Previous Advisory Agreement, including fee rate. The New Advisory Agreement was approved by the Company's directors at their April 19, 1995 meeting. See "The Previous and Interim Advisory Agreements" and "The New Advisory Agreement."

BACKGROUND CONCERNING THE TRANSACTION

     CS First Boston, Inc. and CS Holding have agreed that it would be desirable to more closely integrate their respective investment management businesses on a worldwide basis. This integration is being implemented in the United States through the Transaction. CS First Boston, Inc., CSFBIM and CS Capital have entered into an agreement (the "Asset Purchase Agreement") providing for the sale of CSFBIM assets to, and the assumption of certain CSFBIM liabilities by, CS Capital. The aggregate consideration to be received by CSFBIM is approximately $8.3 million (including the value of liabilities to be assumed, based on March 31, 1995 estimates, but excluding the value of certain contingent and potential liabilities to be assumed), subject to certain adjustments. On April 24, 1995, the investment management personnel of CSFBIM transferred to BEA, and BEA became the Fund's investment adviser under the Interim Advisory Agreement. The remainder of the Transaction is expected to be consummated shortly after the Meeting. It is contemplated that after a brief transition period following the consummation of the Transaction, CSFBIM will cease its operations.

SECTION 15(F)

     In the Asset Purchase Agreement, CS Capital agreed to use its best efforts to comply, and to use its best efforts to cause BEA to comply, with the provisions of Section 15(f) of the 1940 Act. That section provides, in pertinent part, that an investment adviser to an investment company may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an assignment of an investment advisory contract if (1) for a period of three years after the time of the assignment, at least 75% of the members of the board of directors of the investment company are not "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) for a period of two years from the event, there is no "unfair burden" imposed on the investment company as a result of the transaction. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

EVALUATION BY THE BOARD

     The Directors discussed the Transaction and its implications for the Fund at their meeting held on April 19, 1995. The Directors received from representatives of BEA (the "Representatives") such information as the Directors requested and as was reasonably necessary to evaluate the New Adviser and the terms of the proposed Interim Advisory Agreement and the proposed New Advisory Agreement, and to determine whether approval of the New Adviser and such agreements was in the best interest of the Company and its stockholders.

     During the meeting, the Directors (including a majority of those Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act), after evaluation and with the advice and assistance of independent counsel to such Directors, voted to approve the Interim Advisory Agreement and the New Advisory Agreement described below.

     The Board of Directors also approved the proposal to change the name of the Company to "BEA Investment Funds, Inc." in order to reflect the change in the Company's adviser, as more fully discussed under Proposal No. 4 below.

     During their deliberations, the Directors reviewed and discussed financial and other information provided by the Representatives relating to BEA, addressing issues that the Directors, with the assistance of independent counsel, determined were raised by the Transaction. Among other things, the Directors considered the fact that BEA is a significant and sophisticated investment management company with substantial experience in providing investment advisory, management, and administrative services to investment companies, pension funds and other institutional clients. The Directors evaluated the management and operations of BEA and information provided by BEA regarding the personnel proposed to manage the Company, the investment performance of BEA, and the fact that BEA has stated that it has no plan to change or to recommend that the stockholders of the Company change any of the Fund's investment policies or objectives. The Directors also took into account the fact that BEA has stated its intention to employ certain of CSFBIM's key employees currently involved in the management and administration of the Company. BEA therefore expects to provide the Company and the Fund with a degree of continuity in portfolio management; however, there can be no assurance that the investment professionals of either CSFBIM or BEA will continue to serve in their current capacities. The Directors also considered that, following the transfer of the assets of CSFBIM, CSFBIM would be unable to continue to provide either management or investment advisory services to the Company and the Fund and that the only proposal presented to the Directors was the assumption of management of the Company and the Fund by BEA. The Board of Directors obtained assurances from the Representatives that BEA would provide satisfactory advisory and other services during the interim period and thereafter to the Company and the Fund of a scope and quality at least equivalent, in the Directors' judgment, to the scope and quality of services previously provided to the Company and the Fund.

     The Directors recommend that the stockholders of the Fund approve the New Advisory Agreement.

THE PREVIOUS AND INTERIM ADVISORY AGREEMENTS

     BEA presently acts as the investment adviser to the Fund pursuant to the Interim Advisory Agreement. Prior to approval by the Directors of the Interim Advisory Agreement, CSFBIM served as investment adviser to the Fund pursuant to the Previous Advisory Agreement, dated as of January 22, 1991, between the Company and CSFBIM. The Previous Advisory Agreement was approved by the Directors and the Fund's initial stockholders at a meeting held on December 11, 1990. The Previous Advisory Agreement was last approved for continuance by the Board of Directors at a meeting held on January 25, 1995. The provisions of the Interim Advisory Agreement and the Previous Advisory Agreement are the same, except for the identity of the parties, commencement dates and the payment of fees, which have been waived by BEA under the Interim Advisory Agreement. See "Service Provided" and "Fees" below.

     Service Provided. Both the Previous Advisory Agreement and the Interim Advisory Agreement provide that the investment adviser, subject to the general supervision of the Directors and in accordance with the investment objectives, policies and restrictions of the Fund, will manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund. It is the responsibility of the investment adviser to make investment decisions for the Fund and to place purchase and sale orders for portfolio transactions. The investment adviser furnishes a continuous investment program for the Fund, maintains books and records with respect to its securities transactions, and pays all expenses involved in management of the Fund's investments. The investment adviser pays the salaries, fees and expenses of directors or officers of the Company who are directors or partners, as the case may be, officers and employees of the investment adviser. The Previous Advisory Agreement and the Interim Advisory Agreement provide that the investment adviser shall not be liable to the Fund or any stockholder for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of duties imposed upon it pursuant to the Previous Advisory Agreement or the Interim Advisory Agreement, as the case may be, or for any losses that may be sustained in the purchase, holding or sale of securities.

     The Interim Advisory Agreement, which was approved by the Board of Directors as a temporary measure to provide for continuity of management of the Fund during and following the Transaction, will continue until the approval of the New Advisory Agreement by the stockholders of the Fund, and thereupon will automatically terminate. See "The New Advisory Agreement" below.

     Fees. For the services provided and expenses formerly borne by CSFBIM under the Previous Advisory Agreement, the Fund paid to CSFBIM as full compensation therefor, a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1994, CSFBIM was paid a fee of $137,243, which was equivalent to an annual rate of 0.50% of the average daily net assets of the Fund. Under the Interim Advisory Agreement, BEA has agreed not to charge an advisory fee.

THE NEW ADVISORY AGREEMENT

     Service Provided. The terms of the New Advisory Agreement for the Fund between the Company and BEA are the same as the terms of the Previous Advisory Agreement, except as to the commencement and termination dates and the identity of the parties. A copy of the New Advisory Agreement is attached hereto as Exhibit A.

     If approved by the Fund's stockholders, the New Advisory Agreement shall continue in effect until January 31, 1997, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement, like the Previous Advisory Agreement, will terminate automatically upon its assignment and is terminable at any time without penalty by a vote of the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to the New Adviser, or by the New Adviser on 90 days' written notice to the Company.

     Fees. As compensation for services provided and the expenses borne by the New Adviser under the New Advisory Agreement, the Fund will pay the New Adviser the same fee as was paid to CSFBIM under the Previous Advisory Agreement, i.e., a fee computed daily and payable monthly, at an annual rate equal to 0.50% of the Fund's average daily net assets.

     In order to be approved by stockholders of the Fund, the New Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of
(i) 67% of such shares present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or
(ii) more than 50% of the outstanding shares.

     In the event stockholder approval of the New Advisory Agreement is not obtained, the Directors will take such action as they deem to be in the best interests of the Company and the Fund's stockholders.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR
                                PROPOSAL NO. 3.

                        APPROVAL OF AN AMENDMENT TO THE
                    ARTICLES OF INCORPORATION OF THE COMPANY
               TO CHANGE ITS NAME TO "BEA INVESTMENT FUNDS, INC."
                                (PROPOSAL NO. 4)

     The Directors have considered and approved, subject to stockholder approval, an amendment to the Company's Articles of Incorporation to change its name to "BEA Investment Funds, Inc." The proposed amendment to the Company's name would reflect the Fund's change of investment adviser (see Proposal No. 3).

     Under the Company's Articles of Incorporation, and Maryland law, this amendment of the Articles of Incorporation requires the affirmative vote of a majority of the Company's outstanding shares. The only class of outstanding shares of the Company are shares in the Fund. In the event that the stockholders do not approve the proposed amendment to the Articles of Incorporation and the change in name is not adopted, the Directors will consider other appropriate action.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR
                                PROPOSAL NO. 4.

                         CERTAIN INFORMATION ABOUT THE
                          NEW ADVISER AND THE COMPANY

     BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. CS Capital is an 80% partner and Basic Appraisals, Inc., which is owned by members of BEA management, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse. In turn, Credit Suisse is a subsidiary of CS Holding, which is also the ultimate parent of CSFBIM. No one person or entity possesses a controlling interest in Basic Appraisals, Inc. BEA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     BEA is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1994, BEA managed approximately $21 billion in assets, of which approximately $2.6 billion are assets of registered investment companies under the 1940 Act.

     As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for fourteen registered investment companies under the 1940 Act. They are: The Chile Fund, Inc., The Indonesia Fund, Inc., The Portugal Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Brazilian Equity Fund, Inc., The First Israel Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Bear Stearns Emerging Markets Debt Fund, Inc., The BEA International Equity Fund, The BEA Emerging Markets Equity Fund, The BEA Strategic Fixed Income Fund and The BEA U.S. Core Fixed Income Fund. BEA also acts as investment adviser for eighteen offshore funds, thirteen of which are equity funds: The South America Fund N.V., The Mexican Investment Company, Latin America Capital Partners, Ltd., Brazilian Equity Investments I Ltd., Argentine Equity Investments I Ltd., C.I. Global Fund, C.I. Emerging Markets Fund, C.I. North America Fund, C.I. Global Equity RSP Fund, C.I. Latin America Fund, Credit Suisse North America Fund, Credit Suisse Equity Fund-Latin America and Credit Suisse Transatlantic Fund; and five of which focus on investments in fixed income securities: The Mexico Debt Fund, The Bear Stearns Emerging Markets Fixed Income Fund, C.I. World Bond Fund, C.I. Global Bond RSP Fund and The Credis Emerging Markets Debt Fund. None of the funds for which BEA currently acts as investment adviser have investment objectives similar to those of the Fund.

     Pursuant to an Amended and Restated Partnership Agreement between Basic Appraisals and CS Capital, BEA is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day to day affairs of BEA are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of BEA are set forth below.

          NAME              POSITION WITH BEA ASSOCIATES        OTHER PRINCIPAL OCCUPATIONS
- -------------------------  -------------------------------    -------------------------------
Manfred Adami............  Chairman of the Board of           Member of the Executive Board
                           Directors                          of Credit Suisse.
Dr. Hans Geiger..........  Director                           Member of the Executive Board
                                                              of Credit Suisse.

Dr. Hermann Maurer.......  Director                           Member of Senior Management and
                                                              Head of Asset Management of
                                                              Credit Suisse.

Michael F. Orr...........  Director and Executive             Consulting Partner, Milbank,
                           Committee Member                   Tweed, Hadley & McCloy (active
                                                              Partner prior to July 1, 1990).

William W. Priest,         Director, Co-Chairman --           Director of The Indonesia Fund
  Jr. ...................  Executive Committee, Chief         Inc.
                           Executive Officer and Managing
                           Director

John B. Hurford..........  Vice President -- Executive
                           Committee and Managing Director

Albert L. Zesiger........  Honorary Chairman -- Executive
                           Committee and Managing Director

          NAME              POSITION WITH BEA ASSOCIATES        OTHER PRINCIPAL OCCUPATIONS
- -------------------------  -------------------------------    -------------------------------
Emilio Bassini...........  Member of the Executive            President and Secretary of The
                           Committee, Chief Financial         Indonesia Fund, Inc.; Director,
                           Officer and Managing Director      President and Chief Investment
                                                              Officer of The Chile Fund,
                                                              Inc., The Portugal Fund, Inc.,
                                                              The Emerging Markets
                                                              Infrastructure Fund, Inc. and
                                                              The Emerging Markets
                                                              Telecommunications Fund, Inc.;
                                                              Director, Chairman of the
                                                              Board, President and Chief
                                                              Investment Officer of The Latin
                                                              America Investment Fund, Inc.
                                                              and The Latin American Equity
                                                              Fund, Inc.; Director, Chairman
                                                              of the Board, President and
                                                              Chief Executive Officer of The
                                                              Brazilian Equity Fund, Inc.

Jeffrey A. Geller........  Member of the Executive
                           Committee and Managing Director

Robert Moore.............  Executive Director, Fixed          Mr. Moore joined BEA in 1987
                           Income Portfolio Manager           and manages various fixed
                                                              income portfolios. Prior to
                                                              joining BEA, he was a Vice
                                                              President at Salomon Brothers,
                                                              heading a fixed income team.

Timothy T. Taussig.......  Managing Director, Director of     Mr. Taussig joined BEA in 1985
                           Client Development                 and is the Director of Client
                                                              Development at BEA. His
                                                              responsibilities include the
                                                              marketing of all of BEA's
                                                              portfolio investment
                                                              strategies. Prior to joining
                                                              BEA, he was Vice President and
                                                              Marketing Director at Aetna
                                                              Capital Management.

     The principal business address of all of the foregoing and of BEA is One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

                        CERTAIN INFORMATION ABOUT CSFBIM
                                AND THE COMPANY

     CSFBIM, an indirect subsidiary of CS First Boston, Inc., was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Prior to the Transaction, CSFBIM provided investment services to institutional clients in both the equity and fixed-income markets. At December 31, 1994, CSFBIM had approximately $7.0 billion of assets under management and advisement. CS First Boston Securities Corporation, the parent of CSFBIM, is a wholly-owned subsidiary of CS First Boston, Inc. At December 31, 1994, CS Holding, a Swiss corporation, held 100% of the outstanding voting common stock and approximately 65% of the economic interest in CS First Boston, Inc.

     In addition to the Fund, as of December 31, 1994, CSFBIM acted as the investment adviser or sub-adviser for six other registered investment companies or portfolios, as set forth below.

                                             APPROXIMATE NET
                                              ASSETS AS OF
                                            DECEMBER 31, 1994
                  FUNDS                      (IN THOUSANDS)          ANNUAL RATE OF COMPENSATION
- ------------------------------------------  -----------------   -------------------------------------
CS First Boston Strategic Income Fund,
  Inc. ...................................      $  78,252       0.50% of average weekly net assets
CS First Boston Income Fund, Inc..........      $ 196,379       0.50% of average weekly net assets
CS First Boston Investment Funds, Inc.
  Institutional Money Market Fund.........      $ 432,287       0.15% of average daily net assets
  Institutional Tax-Exempt Money
     Market Fund..........................      $  53,223       0.20% of average daily net assets
Equi-Select Series Trust Money
  Market Portfolio........................      $     200       0.125% of average daily net assets*
  Mortgage-Backed Securities Portfolio....      $   5,000       0.35% of average daily net assets*

- ---------------
* CSFBIM currently waives its fee under the terms of its sub-advisory agreement with the portfolios of Equi-Select Series Trust.

     Certain information regarding the Directors and the principal Executive Officers of CSFBIM prior to the Transaction is set forth below:

                                                      POSITION WITH CS FIRST BOSTON
                           NAME                     INVESTMENT MANAGEMENT CORPORATION
        ------------------------------------------  ---------------------------------
        Joseph F. Huber...........................  Co-Chairman of the Board
        Robert J. Parker..........................  Co-Chairman of the Board
        Richard J. Lindquist......................  Director
        Robert C. Coby............................  Chief Operating Officer
        Hal Liebes................................  Chief Compliance Officer
        Agnes F. Reicke...........................  Secretary
        Lori M. Russo.............................  Assistant Secretary

     The principal business address of all of the foregoing and of CSFBIM is 599 Lexington Avenue, New York, New York 10022, except for Mr. Parker, whose principal business address is One Cabot Square, London E14 4QJ, England.

                             PORTFOLIO TRANSACTIONS

     If approved by the stockholders, the New Adviser will select the dealers that will execute the purchases and sales of portfolio securities for the Fund. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter. In the purchase and sale of portfolio securities, the New Adviser will seek the best available price and most favorable execution. The Fund will not purchase securities from affiliates in principal transactions.

     Some securities considered for investment by the Fund may also be appropriate for other funds served by the New Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the other funds served by the New Adviser are considered at about the same time, transactions in such securities will be allocated among the several funds in a manner deemed equitable by the New Adviser. The Fund paid no brokerage commissions for the year ended December 31, 1994 and expects to pay no brokerage commissions in 1995.

     At their April 19, 1995 meeting, the Directors approved a new Distribution Agreement between the Company and Funds Distributor, Inc. (the "New Distributor"), pursuant to which the New Distributor will serve as exclusive distributor of shares of the Fund.

                               THE ADMINISTRATOR

     The Company employs U.S. Trust Company of New York (the "Administrator"), under an Administration Agreement, to provide certain administrative services to the Fund. The principal business address of the Administrator is 73 Tremont Street, Boston, MA 02108-3913.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon as set forth on page 1 of this Proxy Statement and according to their best judgment in the interest of the Fund.

                            STOCKHOLDER'S PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of the stockholders of the Fund must be received by the Fund a reasonable time before the Board of Directors makes the solicitation relating to such meeting in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                                          HAL LIEBES
                                          Secretary
Dated: June 1, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                         INSTITUTIONAL GOVERNMENT FUND
                                       OF
                     CS FIRST BOSTON INVESTMENT FUNDS, INC.
                (BEING CHANGED TO "BEA INVESTMENT FUNDS, INC.")

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the   day of           , 1995 between CS FIRST BOSTON
INVESTMENT FUNDS, INC., a Maryland corporation whose name is being changed to "BEA Investment Funds, Inc." (the "Company"), with respect to its portfolio known as INSTITUTIONAL GOVERNMENT FUND (the "Fund") and BEA Associates, a New York general partnership (the "Manager").

                              W I T N E S S E T H

     WHEREAS, the Company is engaged in business as an open-end, diversified management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is authorized to issue shares of Common Stock in separate classes with each such class representing the interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund is a separate class of the Company and the Company desires to retain the Manager to render investment advisory services to it with respect to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

          1. The Company hereby appoints the Manager to act as investment adviser to it with respect to the Fund. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Subject to the supervision of the Board of Directors of the Company, the Manager will manage the portfolio of securities and investments (including cash) belonging to the Fund including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (as defined in paragraph 4(f) of this Agreement) and subject to the following understandings:

             (a) The Manager shall furnish a continuous investment program for the Fund and in so doing shall determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

             (b) The Manager shall use its best judgment in the performance of its duties under this Agreement;

             (c) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and the Bylaws of the Company and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

             (d) The Manager shall determine the securities to be purchased or sold by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Manager intends to seek the best available price and execution for purchases and sales; the Manager shall also determine whether or not the Fund shall enter into repurchase or reverse repurchase agreements;

             On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers;

             (e) The Manager shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Company's Board of Directors such periodic and special reports as the Board of Directors may reasonably request;

             (f) The Manager shall provide the Fund's Custodian as required with information relating to all transactions concerning the assets belonging to the Fund, except redemptions of and any subscriptions for shares of the class of the Company's Common Stock relating to the Fund ("Fund Shares"); and

             (g) The investment advisory services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

          3. The Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best available price and execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Company, the Manager may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

          4. The Fund has delivered copies of each of the following documents to the Manager and will promptly notify and deliver to it all future amendments and supplements, if any:

             (a) Amended and Restated Articles of Incorporation of the Company, filed with the Department of Assessments and Taxation of the State of Maryland on February 19, 1993, as amended and supplemented to the date hereof (such Amended and Restated Articles of Incorporation, as presently in effect and as amended from time to time, being herein called the "Articles of Incorporation");

             (b) Bylaws of the Company (such Bylaws, as presently in effect and as amended from time to time, being herein called the "Bylaws");

             (c) Certified resolutions of the Board of Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

             (d) Post-Effective Amendment No. 23 to the Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (No. 33-22120) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on March 17, 1995 relating to the Company and the Fund Shares, and all amendments thereto;

             (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission on May 26, 1988 and all amendments thereto; and

             (f) Prospectus of the Company dated March 17, 1995 (such prospectus, as presently in effect and as amended or supplemented from time to time, but solely in relation to the Fund and Fund Shares, being herein called the "Prospectus").

          5. The Manager shall authorize and permit any of its partners, agents and employees who may be elected as directors or officers of the Company to serve in the capacities in which they are elected.

     Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such partners, agents or employees of the Manager.

          6. The Manager shall keep the Company's books and records relating to the Fund required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Manager agrees that all records which it maintains for the Company are the property of the Company and it will promptly surrender any of such records to the Company upon the Company's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

          7. (a) During the term of this Agreement the Manager will pay all expenses (including without limitation the compensation of all its partners, agents and employees serving as directors or officers of the Company pursuant to paragraph 5 of this Agreement) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

          (b) In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager and including the fees payable to the Fund's administrative agent and custodian, but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation, if any, established pursuant to the statutes or regulations of any jurisdictions in which Fund Shares are then qualified for offer and sale (such excess hereinafter called the "Blue Sky Excess Expense"), the compensation due to the Manager under paragraph 8 for the fiscal year in question shall be reduced by the Blue Sky Excess Expense and the Manager shall, to the extent required by such statutes or regulations, reimburse the Company on behalf of the Fund for any such Blue Sky Excess Expense previously paid to the Manager. Any reduction in the fee payable and any reimbursement by the Manager to the Company on behalf of the Fund shall be made quarterly and subject to readjustment during the year.

          8. For the services provided and the expenses borne pursuant to this Agreement, the Company will pay to the Manager with respect to the Fund as full compensation therefor a fee, calculated daily and payable monthly, at a base annual rate of .50% of the Fund's average daily net assets.

          9. (a) The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          (b) The Fund indemnifies the Manager to the fullest extent permitted by law against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees incurred by the Manager as the result of any action, suit or proceeding against the Manager in its capacity as investment adviser of the Fund in connection with the matters to which this Agreement relates except to the extent that such action, suit or proceeding results from the willful misfeasance, bad faith or gross negligence on the part of the Manager.

          10. This Agreement shall become effective upon the later of (a) the termination of the previous Investment Advisory Agreement between the Fund and CS First Boston Investment Management Corporation or (b) its approval by the stockholders of the Company in the manner prescribed by the 1940 Act. Upon becoming effective, this Agreement shall remain in effect until January 31, 1997, and shall continue in effect from year to year thereafter if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) or by vote of the Company's Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and

     (b) vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on 60 days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

          11. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          12. This Agreement may be amended by mutual consent, but the consent of the Company must be approved (a) by vote of a majority of those Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

          13. Notices of any kind to be given to the Manager by the Fund shall be in writing and shall be duly given if mailed or delivered to the Manager at One Citicorp Center, 153 East 53rd Street, New York, New York 10022,
     Attention: President, or at such other address or to such other individual as shall be specified by the Manager to the Fund in accordance with this paragraph 13. Notices of any kind to be given to the Fund by the Manager shall be in writing and shall be duly given if mailed or delivered to the Fund at CS First Boston Investment Funds, Inc., One Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention: President, or at such other address or to such other individual as shall be specified by the Fund to the Manager in accordance with this paragraph 13. The Manager agrees to notify the Company of any change in its membership within a reasonable time of such change.

          14. The Company agrees that if this Agreement is terminated and the Manager shall no longer be the adviser to any class of Fund Shares, the Company will, within a reasonable period of time, change its name to delete reference to "BEA".

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        CS FIRST BOSTON INVESTMENT FUNDS, INC.
                                        (being changed to "BEA Investment Funds,
                                        Inc.")

                                        BY
                                        ----------------------------------------

                                        BEA ASSOCIATES

                                        BY
                                        ----------------------------------------

                    CS FIRST BOSTON INVESTMENT FUNDS, INC.
                             ONE CITICORP CENTER
                             153 EAST 53RD STREET
                           NEW YORK, NEW YORK 10022

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS (THE "MEETING") OF THE INSTITUTIONAL GOVERNMENT FUND (THE "FUND") OF CS FIRST BOSTON INVESTMENT FUNDS, INC. (THE "COMPANY") TO BE HELD AT 2:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JUNE 13, 1995, AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022.

    The undersigned hereby appoints Joseph Huber, Hal Liebes and Paul Stamler, and each of them, with full power of substitution, as proxies of the undersigned to vote at the Meeting and at all adjournments thereof, all shares of the Fund held of record by the undersigned on the record date for the Meeting upon the following matters, and upon any other matter which may properly come before the Meeting or any adjournment thereof, in their discretion.

                               NEW ADDRESS:
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                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON,
AND IN THE ABSENCE OF SPECIFICATIONS, WILL BE TREATED AS VOTING FOR PROPOSALS
(1), (2), (3) AND (4) BELOW.

                    /X/  Please mark your choices like this

1.  Election of Directors:

  NOMINEES: Desmond G. FitzGerald, Bruce N. Lehmann, Robert G. Stone, Jr. and
                               Richard H. Francis

    / /  FOR ALL NOMINEES                    / /  WITHHELD FROM ALL NOMINEES

            For, except vote withheld from the following nominee(s):

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2.  To ratify the selection by the Board of Directors of Price Waterhouse LLP as
    independent accountants for the Company for the year 1995.

    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

3. To approve a new Investment Advisory Agreement for the Fund between the Company and BEA Associates containing substantially the same terms, conditions and fees as the Fund's previous investment advisory agreement with CS First Boston Investment Management Corporation.

    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

4. To approve an amendment to the Articles of Incorporation of the Company to change its name to "BEA Investment Funds, Inc."

    / /  FOR                    / /  AGAINST                    / /  ABSTAIN

5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


I PLAN TO ATTEND THE MEETING  / /

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign, or if he/she signs, that stockholder's vote binds both stockholders. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

SIGNATURE(S)                                           DATE
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Note: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.